AMENDMENT AGREEMENT TO OPTION AGREEMENT

THIS AGREEMENT is made as of the 27th day of October, 2009.

BETWEEN:

GEOFFREY GOODALL an individual having
an address at Unit 154, 101 –
1001 West Broadway Street, Vancouver, BC V6H 4E4

(the “Optionor”)

OF THE FIRST PART

AND:

YATERRA VENTURES CORP.
a Nevada corporation having an address at
1200 Dupont Street, Suite 2J, Bellingham, WA 98225

(the “Optionee”)

OF THE SECOND PART

WHEREAS:

A.

The Optionor and the Optionee entered into an option agreement dated July 14, 2009 with respect to a mineral claim referred to as the “Frances Property” located in the Vancouver Mining District of British Columbia, Canada (the “Option Agreement”).

B.	Under the terms of the Option Agreement, the Optionee was required to pay $2,000 CDN to the Optionor by October 14, 2009 (the “Payment”).

C.	The Optionor has agreed to extend the due date of the Payment on the terms and condtions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $10.00 now paid by the Optionee to the Optionor (the receipt of which is hereby acknowledged), the parties agree as follows:

1.	The Optionee shall pay $500 CDN to the Optionor on execution of this Agreement.

2.	Section 2.1(a)(ii)(A) of the Option Agreement is hereby deleted and replaced with the following:

“2.1(a)(ii)(A) $1,500 CDN on or before December 11, 2009;”

3.	The parties confirm that the terms, covenants and conditions of the Option Agreement remain unchanged and in full force and effect, except as modified by this Agreement.

4.	This Agreement has been prepared by O’Neill Law Group PLLC acting solely on behalf of the Optionor and the Optionee acknowledges that it has been advised to obtain independent legal advice.

5.

Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.	This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

7.

This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written

SIGNED, SEALED AND DELIVERED GEOFFREY GOODALL in the presence of:

/s/ Geoffrey Goodall
Signature of Witness
GEOFFREY GOODALL

Name of Witness

Address

YATERRA VENTURES CORP. by its authorized signatory:

/s/ Jarrett Bousquet

Authorized Signatory